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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       September 19, 1994
                                                 ______________________________

                           COOPER INDUSTRIES, INC.
_______________________________________________________________________________
             (Exact Name of Registrant as Specified in its Charter)


                                     Ohio
_______________________________________________________________________________
                 (State or Other Jurisdiction of Incorporation)


                1-1175                                   31-4156620
___________________________________     _______________________________________
    (Commission File Number)               (IRS Employer Identification No.)


 1001 Fannin, Suite 4000, Houston, Texas                     77002
_______________________________________________________________________________
     (Address of Principal Executive Offices)                    (Zip Code)



                                  713/739-5400
_______________________________________________________________________________
              (Registrant's Telephone Number, Including Area Code)


 ______________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5   Other Events

         The Company issued the press releases attached hereto as Exhibits 99.1 and 99.2.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COOPER INDUSTRIES, INC.
                                        ____________________________________
                                        (Registrant)



Date:      September 19, 1994           /s/ JAMES A. CHOKEY
       __________________________       ____________________________________
                                        James A. Chokey
                                        Vice President and General Counsel

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                                 EXHIBIT INDEX

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
Exhibit No.
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
   99.1                           Company Press Release titled "Cooper To Establish Its Petroleum &
                                  Industrial Equipment Business Segment as an Independent Company
                                  Through Exchange Offer"

   99.2                           Company Press Release titled "Cooper Announces Creation of an
                                  `Office of the Chairman'"





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